SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: May 22, 2006
(Date of earliest event reported)

HEALTH PARTNERSHIP INC.
(Exact name of registrant as specified in the charter)

COLORADO (State or other jurisdiction of incorporation)	000-28711 (Commission File No.)	84-1361341 (IRS Employer Identification No.)
3111 North Seminary, Suite 1N
Chicago, Illinois 60657
(Address of Principal Executive Offices)
(312) 952-7100
(Registrant’s telephone number including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

We are in the process of compiling our unaudited financial statements for the period ended March 31, 2006 and comparing them to the period ended March 31, 2005. Due to our recent acquisition of Capital Partners for Health & Fitness, Inc. and its change in accountants during 2005, it has taken longer than anticipated in completing its 2005 audit and generation of the stub period financial statements for the periods ended March 31, 2006 and 2005. We expect to have such information completed in less than 30 days, and will file the applicable Form 10-QSB for the quarter ended March 31, 2006 and Form 8-KA with respect to an updating of the financial statements for Capital Partners for Health & Fitness, Inc. (and its predecessor, Kapital Engine Investments, Inc.) promptly once they are available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH PARTNERSHIP INC.

Dated: May 22, 2006	By:	/s/ Lee Wiskowski
Chief Executive Officer